UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): February 24, 2026

Interparfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

   (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Conditions

  Certain portions of our press release dated February 24, 2026, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

  The 1st, 2nd (consisting of a table), 3rd through 6th full paragraphs relating to operational results for the four quarter of 2025 or full year ended December 31, 2025
  Portion of 7th paragraph relating to operational results for the four quarter of 2025 or full year ended December 31, 2025
  The 10th, 12th through 16th full paragraphs relating to results of operations
  Part of the 11th paragraph relating to results of operations
  The 17th paragraph relating to balance sheet information
  The tables of unaudited consolidated statements of income and consolidated balance sheets

Item 7.01 Regulation FD Disclosure

  Certain portions of our press release dated February 24, 2026, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01. They are as follows:

  The last sentence in the 7th paragraph relating to Lacoste and Cavalli future launches
  The 8th full paragraph relating future product launches for several brands, and the 15 year extension of the Guess license to help navigate the fragrance markets short-term volatility and deliver long-term results for the Company
  The 9th full paragraph relating to future investments we are making towards product innovation that may allow the Company to see cautious optimism for 2026 and more favorable operating environment for 2027
  Portion of the 11th paragraph relating to the future impact of tariffs on our business and the strategies and programs we are going to implement in 2026 to offset the possible effects
  Paragraphs 18 through 19 relating to 2026 guidance
  The 22nd through 25th paragraphs relating to the conference call to discuss the 2025 fourth quarter and 2025 full year results scheduled for February 25, 2026
  The 28th paragraph relating to forward-looking information
  The balance of such press release not otherwise incorporated by reference in Item 2.02 or 8.01

Item 8.01 Financial Statements and Exhibits.

   The 20th and 21st paragraphs relating to our cash dividend are incorporated by reference herein

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated February 24, 2026

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: February 24, 2026

Interparfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood,
Chief Financial Officer